December 2019

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and risks related to Ashford Inc.’s ability to complete the acquisition of Remington’s hotel management business on the proposed terms. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital and the company’s investment in Ashford Inc. to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Company Presentation // December 2019 2

Management Team RICHARD J. STOCKTON Chief Executive Officer & DERIC S. EUBANKS, CFA JEREMY J. WELTER President Chief Financial Officer Chief Operating Officer . 22 years of hospitality . 19 years of hospitality . 14 years of hospitality experience experience experience . 3 years with the Company . 16 years with the Company . 9 years with the Company (5 years with the Company’s . 15 years with Morgan Stanley . 3 years with ClubCorp predecessor) Cornell School of Hotel CFA charterholder . . . 5 years with Stephens Administration BS . Southern Methodist University Investment Bank . University of Pennsylvania BBA . Oklahoma State University BS MBA Company Presentation // December 2019 3

Strategic Overview Focused strategy of investing in luxury hotels and resorts Bardessono Hotel & Spa Grow organically through strong revenue and cost Yountville, CA control initiatives Grow externally through accretive acquisitions of high quality assets Pier House Resort Key West, FL Targets conservative leverage of Net Debt / Gross Assets of 45% with non-recourse property debt The Ritz-Carlton St. Thomas St. Thomas, USVI Highly-aligned management team and advisory structure Company Presentation // December 2019 4

2019 Q3 Hotel Operating Results

BRAEMAR HOTELS & RESORTS

Comparable Hotel Operating Results[1]	2019 Q3	2018 Q3	% Variance
ADR	$ 281.86	$ 280.01	0.7%
Occupancy	83.3%	85.6%	(2.6)%
RevPAR	$ 234.81	$ 239.58	(2.0)%
RevPAR (not under renovation)[2]	$ 250.48	$ 254.06	(1.4)%
Total Hotel Revenue[3]	$ 118,525	$ 119,790	(1.1)%
Hotel EBITDA[3]	$ 33,417	$ 35,558	(6.0)%
Hotel EBITDA Margin	28.2%	29.7%	(1.5)%

COMPARABLE REVPAR[4]



$235
$225
$215
$205
$195
$185
$175
$199
$207
$219
$226
$230
2015
2016
2017
2018
2019 Q3 TTM

COMPARABLE HOTEL EBITDA[4]



(In millions)
$145
$140
$135
$130
$125
$120
$115
$123.3
$121.1
$126.9
$136.7
$141.3
2015
2016
2017
2018
2019 Q3 TTM

(1) Includes: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, Courtyard San Francisco "The Clancy", The Notary Hotel, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota
(2) Excludes: Park Hyatt Beaver Creek, The Notary Hotel, Courtyard San Francisco "The Clancy", and St. Thomas Ritz-Carlton
(3) In thousands
(4) As reported in Earnings Releases: 2015, as reported on 2/25/2016; 2016 as reported on 2/22/2017; 2017 as reported on 2/28/2018; 2018 as reported on 2/27/2019; 2019 Q3 TTM as reported on 10/30/2019

Company Presentation // December 2019
5

2019 Q3 Highlights and Results

BRAEMAR HOTELS & RESORTS

Quarter Highlights

- Adjusted funds from operations (AFFO) was $0.29 per diluted share for the quarter and Adjusted EBITDAre was $28.6 million for the quarter.
- During the quarter, the Company announced the planned opening of The Clancy, an Autograph Collection property, in downtown San Francisco. The re-branded property, a conversion of the Courtyard San Francisco Downtown, is expected to officially open in early 2020.
- During the quarter, the Company announced the opening of The Notary Hotel, an Autograph Collection property, in downtown Philadelphia. The re-branded property is a conversion of the Courtyard Philadelphia Downtown hotel.
- Subsequent to quarter end, the Company announced a plan to dispose of the Ashford Inc. shares it owns.
- Subsequent to quarter end, the Company announced the opening of The Maple Grove Presidential Villa at the Bardessono Hotel & Spa in Yountville, CA.

Full Year Highlights

ADJUSTED EBITDARE


$125
$120
$115
$110
$105
$100
$95
$90
$85
$80
(In millions)
$95.1
$109.1
$111.1
$119.3
$116.5
2015
2016
2017
2018
2019 Q3 TTM

AFFO PER SHARE


$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$0.20
$0.42
$0.62
$0.26
$0.34
$0.38
$0.60
$0.39
$0.31
$0.37
$0.50
$0.46
$0.15
$0.34
$0.56
$0.46
$0.29
$0.42
$0.44
2015
2016
2017
2018
2019

QUARTERLY DIVIDEND PER SHARE


$0.80
$0.40
$0.00
$0.10
$0.10
$0.10
$0.05
$0.12
$0.12
$0.12
$0.10
$0.16
$0.16
$0.16
$0.16
$0.16
$0.16
$0.16
$0.16
$0.16
$0.16
$0.16
2015
2016
2017
2018
2019

Company Presentation // December 2019

6

High-Quality Hotels in Leading Urban & Resort Markets Capital Hilton Hotel Yountville The Notary Hotel The Ritz-Carlton Lake Tahoe Marriott Seattle Sofitel Chicago Magnificent Mile Washington D.C. Yountville, CA Philadelphia, PA Lake Tahoe, CA Seattle, WA Chicago, IL Capital Hilton Washington D.C. Renaissance Tampa Tampa, FL Bardessono Hotel & Spa Yountville, CA The Ritz-Carlton Sarasota, Courtyard San Francisco Sarasota, FL “The Clancy’ San Francisco, CA Hilton Torrey Pines Pier House Resort Park Hyatt Beaver Creek Pier House Resort The Ritz-Carlton St. Thomas La Jolla, CA Key West, FL Beaver Creek, CO Key West, FL St. Thomas, USVI Company Presentation // December 2019 Core Assets Non-Core Assets 7

Portfolio Detail

BRAEMAR HOTELS & RESORTS

$230

REVPAR(1)

- Core **portfolio quality unparalleled** in the public lodging REIT sector
- **Geographically diversified** portfolio located in strong markets

Core	Location	Number of Rooms	TTM ADR(1)	TTM OCC(1)	TTM RevPAR(1)	TTM Hotel EBITDA(1)	*% of Total*
Bardessono	Napa Valley, CA	62	$796	76%	$602	$5,800	*4.1%*
Hotel Yountville	Napa Valley, CA	80	$552	74%	$411	$6,151	*4.4%*
Ritz-Carlton St. Thomas	St. Thomas, USVI	180	$319	82%	$262	$9,972	*7.1%*
Pier House	Key West, FL	142	$452	80%	$362	$11,506	*8.1%*
Park Hyatt Beaver Creek	Beaver Creek, CO	190	$434	59%	$255	$10,052	*7.1%*
Marriott Seattle Waterfront	Seattle, WA	361	$266	84%	$224	$14,705	*10.4%*
Capital Hilton	Washington, D.C.	550	$233	83%	$193	$13,947	*9.9%*
Sofitel Chicago Magnificent Mile	Chicago, IL	415	$207	82%	$169	$8,138	*5.8%*
The Notary Hotel	Philadelphia, PA	499	$194	70%	$135	$9,736	*6.9%*
Hilton Torrey Pines	La Jolla, CA	394	$218	84%	$183	$15,882	*11.2%*
Ritz-Carlton Sarasota	Sarasota, FL	266	$386	72%	$276	$12,801	*9.1%*
Ritz-Carlton Lake Tahoe	Truckee, CA	170	$558	69%	$383	$8,503	*6.0%*
Total Core		**3,309**	**$292**	**77%**	**$226**	**$127,193**	***90.0%***
Non-Core							
Courtyard San Francisco Downtown(2)	San Francisco, CA	410	$298	89%	$264	$14,057	*10.0%*
Total Non-Core		**410**	**$298**	**89%**	**$264**	**$14,057**	***10.0%***
Total Portfolio		**3,719**	**$293**	**79%**	**$230**	**$141,250**	***100.0%***

Note: TTM Hotel EBITDA in thousands
(1) TTM as of 9/30/2019
(2) Announced repositioning to "The Clancy" // Autograph Collection by Marriott

Company Presentation // December 2019

8

EBITDA Contribution by Brand and Class 2019 Q3 TTM Hotel EBITDA by 2019 Q3 TTM Hotel EBITDA by Class(1) Brand(1) 0% 6% 7% 22% 10% 48% 52% 17% 21% 17% Ritz-Carlton Hilton Autograph Independent Luxury Upper Upscale Upscale Marriott Park Hyatt Sofitel (1) Comparable TTM as of 9/30/2019, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; pro forma for Autograph conversion of Courtyard San Francisco Company Presentation // December 2019 9

Past Operating Performance Relative to Peers • Braemar has outperformed its REIT peers each of the past 4 years (Braemar results in green or red; REIT averages in black) RevPAR Growth 2015 2016 2017 2018 7.3% 2.4% -2.5%(1) -1.6%(2) 4.9% 1.5% 0.4% 2.4% Comparable Hotel EBITDA Growth 2015 2016 2017 2018 8.5% 3.7% 0.2% 3.1% 8.3% 2.5% -2.3% 1.9% Note: Comparable Results. Peers include CHSP, PEB, DRH, LHO (for years prior to 2018), and SHO (1) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 38.1% during the Q4 2017, but recorded $4.1M of Business Interruption (BI) insurance income (including Pier House Key West), which is reflected in hotel EBITDA Company Presentation // December 2019 (2) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 49.3% in 2018, but recorded BI insurance, which is reflected in hotel EBITDA 10

Peer Operating Performance Analysis Comparable Hotel EBITDA Per Room (Q3 2019) 40,000 37,981 35,594 35,000 32,098 30,000 27,112 25,000 20,000 ($ ($ InThousands ) 15,000 10,000 5,000 - BHR PEB SHO DRH Comparable Hotel EBITDA Margin 30% 32% 31% 30% Source: company filings Company Presentation // December 2019 11

Courtyard San Francisco “The Clancy” – Recent Developments Financial Highlights Investment Cost $ 32.1 million Expected RevPAR uplift $ 50 Estimated EBITDA $18.5M vs. $14.6M(1) Estimated unlevered IRR ~ 20%(2) NEW LOBBY NEW FACADE Construction Timing (Completion) Guestrooms Done Lobby 2/19 - 3/20 Restaurant 2/19 - 3/20 Exterior 4/19 - 3/20 NEW RESTAURANT (1) Metrics are Courtyard and Autograph stabilized 2022 underwriting performance comparisons Company Presentation // December 2019 (2) 5yr. underwritten unlevered IRR assumes exit cap rate of 6.5%, RevPAR uplift of $50, displacement during renovation, and EBITDA flow of 13% - 51.6% post repositioning 12

Ritz-Carlton St. Thomas – Recent Developments Renovation Status • Permanent roof work is completed • Guestroom renovations underway • Target opening November 2019 • Forward booking rate +10% vs. pre-hurricane Reservations open November 22nd and after NEW FACADE Capital Investments(1) Lobby and New Retail Outlets $ 2.2M Repositioning Restaurant $ 5.6M New Family Pool $ 3.2M Pool Cabanas $ 1.4M Market/Cafe $ 1.3M Other Capital Improvements $ 9.5M NEW POOL Total Capital $ 23.2M (1) Non-insurance capital improvements; total capital improvements of $23.2M includes $14.7M of ROI 13 Company Presentation // December 2019 Projects

Bardessono Hotel & Spa – Recent Developments Highlights • Completed construction of luxury villa consisting of 3 large suites (1,000+SF) • ADR: $2,500 – $3,500/night per suite • $100K+ in revenue during the first month of sales Company Presentation // December 2019 14

Why We Focus on Luxury – Historical Performance LUXURY UPPER UPSCALE Greatest long-term Second greatest long- RevPAR growth of term RevPAR growth of 3.9%(1) 3.1%(1) 350 300 250 200 150 RevPAR (Indexed) RevPAR 100 50 Jul-90 Jul-95 Jul-00 Jul-05 Jul-10 Jul-15 Jan-88 Jan-93 Jan-98 Jan-03 Jan-08 Jan-13 Jan-18 Sep-99 Sep-09 Sep-89 Sep-94 Sep-04 Sep-14 Sep-19 Mar-92 Mar-97 Mar-02 Mar-07 Mar-12 Mar-17 Nov-88 Nov-93 Nov-98 Nov-03 Nov-08 Nov-13 Nov-18 May-91 May-96 May-01 May-06 May-11 May-16 Luxury Class Upper Upscale Class Upscale Class Upper Midscale Class Midscale Class Economy Class Source: STR Company Presentation // December 2019 (1) CAGR from 12/31/1987 to 9/30/2019 15

Market Outlook - 2020 Luxury and Upper Upscale are expected to outperform other chain scales in 2020 Chain Scale Occupancy ADR RevPAR Luxury (0.1)% 2.0% 1.9% Upper Upscale (0.4)% 1.2% 0.8% Upscale (0.3)% 0.7% 0.4% Upper Midscale (0.0)% 0.4% 0.4% Midscale (0.0)% 0.2% 0.2% Economy (0.0)% 0.9% 0.8% Independent (0.0)% 1.1% 1.1% U.S. Total 0.0% 1.0% 1.0% In 2020, ADR growth is expected to drive all of the RevPAR growth Company Presentation // December 2019 Source: PwC Hospitality Directions, August 2019 16

Internal Growth - 2020

Portfolio Positioned for Growth


Courtyard San Francisco

Autograph Conversion

Complete Q1 2020


Ritz-Carlton Sarasota

Beach Improvement

Completed 2019


Bardessono Hotel & Spa

Villa Construction

Completed Q3 2019


Park Hyatt Beaver Creek

Lobby

Completed Q3 2019


The Notary Hotel

Autograph Conversion

Completed July 2019


Capital Hilton

Government Shutdown

No Signs of Impact


Ritz-Carlton St. Thomas

Hurricane Recovery

Complete Q4 2019


Marriott Seattle

Large Supply Growth

Supply Growth Slowing

Company Presentation // December 2019

17

External Growth – Luxury Markets ~272,000 total luxury hotel rooms in U.S.(1) TOP 15 LUXURY MARKETS BY ROOMS(1) TOP 15 LUXURY MARKETS BY REVPAR(1)(2) Market Hotels Rooms Market RevPAR Las Vegas, NV 18 24,137 Hawaii $471.79 New York, NY 61 15,238 Utah Area $430.37 Los Angeles/Long Beach, CA 65 13,163 New York, NY $374.95 Miami/Hialeah, FL 39 11,174 San Francisco/San Mateo, CA $330.72 Chicago, IL 26 8,158 California Central Coast $329.63 Hawaii 27 8,136 Los Angeles/Long Beach, CA $319.56 San Francisco/San Mateo, CA 45 8,023 California North $316.92 San Diego, CA 38 7,773 Boston, MA $287.08 Washington, DC-MD-VA 26 7,345 Colorado Area $285.86 Orlando, FL 9 6,022 Miami/Hialeah, FL $248.82 Atlanta, GA 18 5,300 Orlando, FL $239.60 California Central Coast 56 5,047 Washington, DC-MD-VA $223.00 Phoenix, AZ 13 5,045 Nashville, TN $218.51 New Orleans, LA 21 4,569 Seattle, WA $216.21 Boston, MA 16 4,295 Austin, TX $215.42 (1) Based on information provided by STR for luxury class as of 9/30/2019 Company Presentation // December 2019 (2) TTM as of 9/30/2019 18

Target Market Analysis(1) Market Size Fundamentals Pricing Desirability 300 250 200 150 100 50 0 Fundamentals Market Size Pricing Source: STR, RCA, and Bloomberg (1) Based on internal analysis as of 9/30/2019 19 Company Presentation // December 2019 Note: Fundamentals includes forecasts for RevPAR, employment growth, % of Union employed, and Office Rent Index.

Funding External Growth – Joint Venture Capital Investor Rationale - Institutional - Access lower cost alternative capital - Private Equity - Maintain transaction pipeline Incentive Fees - Family Office 5%-20% (GP) 80%-95% (LP) Benefits - Promoted structure - Diversification - Accretive growth Joint Venture - ROFOs - Asset - Exit strategy optionality - Portfolio - Fund Company Presentation // December 2019 20

Asset Management - Overview Revenue Optimization Legal 3 3 Asset Managers 3 Risk/Property Tax Team 10 Breakdown 4 5 Analytics Capital Management Company Presentation // December 2019 21

Case Study – Pier House Resort • Braemar purchased the asset in early 2014 for $92.7 million • Remington had recently taken over property management & has a proven ability to deliver superior results • Initial yield on cost was 7.4%, yield on cost on September 30, 2019 was 10.8%(1) Historical RevPAR Quarterly NOI and NOI Yield $390 $12,000 12.0% $370 $10,000 11.0% $350 $3,152 $2,451 10.0% NOI Cost Yield $8,000 $2,242 $2,157 $1,361 $330 9.0% $2,020 $1,016 $1,527 $6,000 $1,317 $1,480 $310 $1,116 $2,892 8.0% $2,185 $2,493 $2,423 $4,000 $2,104 $1,773 7.0% $290 Shaded Area denotes $) thousands (In potential Hurricane impact $2,000 $3,824 $270 $2,854 $3,224 $3,385 $3,383 $3,570 6.0% $250 $0 5.0% 2012 2013 2014 2015 2016 2017 2018 2019 Q3 2014 2015 2016 2017 2018 2019 (1) TTM Q1 Q2 Q3 Q4 NOI Yield Historical EBITDA & EBITDA Margin 12,000 Margin increase = 17% 50.0% 11,000 45.0% 10,000 Acquired by BHR Margin EBITDA 9,000 40.0% thousands) 8,000 35.0% ($ ($ in 7,000 6,000 30.0% EBITDA EBITDA 5,000 4,000 25.0% 2012 2013 2014 2015 2016 2017 2018 2019 Company Presentation // December 2019 Q3 TTM (1) TTM NOI yield based on gross book value 22

Case Study – Bardessono Hotel & Spa • Purchased for $85 million unencumbered by management. Installed Remington as property manager. • Initial TTM cap rate was 4.6%, yield on cost on September 30, 2019 was 7.1%(1) Quarterly NOI and NOI Yield Historical RevPAR $630 $6,000 9.0% 8.0% $610 $5,000 $1,354 $590 7.0% NOI on YieldCost $4,000 $1,238 6.0% $570 $357 $1,915 $3,000 $1,061 $550 $1,880 5.0% $1,915 $1,692 $530 $2,000 4.0% $1,566 $1,522 Shaded Area denotes 3.0% $510 potential wildfire impact $1,000 $1,442 (In thousands $) thousands (In $1,339 $1,369 $490 $1,025 $882 2.0% $0 $93 $364 $4 1.0% $470 ($438) ($1,000) 0.0% $450 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Q3 (1) TTM Q1 Q2 Q3 Q4 NOI Yield Historical EBITDA & EBITDA Margin 7,000 Margin increase = 9% 34.0% 6,500 32.0% 6,000 EBITDAMargin 30.0% 5,500 Acquired by BHR 28.0% thousands) 5,000 26.0% ($ in($ 4,500 24.0% 4,000 EBITDA EBITDA 3,500 22.0% 3,000 20.0% 2014 2015 2016 2017 2018 2019 Q3 TTM Company Presentation // December 2019 (1) TTM NOI yield based on gross book value 23

Case Study – Hilton La Jolla Torrey Pines • Hired an on-property sales person to supplement our sales cluster • Hired new GM; Extended the current ground lease • NOI yield on cost was 7.8% in 2015, yield on cost on September 30, 2019 was 10.1%(1) Historical RevPAR Quarterly NOI and NOI Yield $14,000 12.0% $200 $12,000 $2,891 10.0% $180 $2,225 $10,000 NOI on YieldCost $1,858 $2,287 8.0% $160 $3,253 $3,262 $3,315 $8,000 $2,367 $2,987 6.0% $140 thousands $) $6,000 $2,783 $3,486 $3,740 $3,209 4.0% $120 $4,000 $2,661 NOI (In (In NOI 2.0% $2,000 $4,209 $3,850 $100 $3,060 $2,883 $3,326 2012 2013 2014 2015 2016 2017 2018 2019 Q3 TTM $0 0.0% 2015 2016 2017 2018 2019 (1) Historical EBITDA & EBITDA Margin Q1 Q2 Q3 Q4 NOI Yield 18,000 Margin increase = 5% 35.0% 16,000 33.0% EBITDAMargin 14,000 12,000 31.0% 10,000 29.0% 8,000 27.0% EBITDA in (I$ thousands) EBITDA 6,000 4,000 25.0% 2012 2013 2014 2015 2016 2017 2018 2019 Q3 TTM Company Presentation // December 2019 (1) TTM NOI yield based on gross book value 24

Conservative Capital Structure TARGET LEVERAGE OVERVIEW Floating-rate debt Non-recourse debt typically provides a 45% lowers risk profile of natural hedge to the overall platform hotel cash flows Gross Assets Intended to maximize flexibility in Long-standing lender Net Debt all economic relationships environments Company Presentation // December 2019 25

Cash Management Strategy NET WORKING CAPITAL(1) CASH TO GROSS DEBT Cash & Cash Equivalents $76.4 Restricted Cash $55.6 TARGET 10% Accounts Receivable, net $18.5 Prepaid Expenses $6.1 Due from Third-Party Hotel Managers, net $16.0 Investment in Ashford Inc.(2) $4.7 Total Current Assets $177.4 $29.0M 7.0% 83% 49% Accounts Payable, net & Accrued Expenses $108.3 Dividends Payable 9.5 DIVIDEND CAD AFFO CAD(1),(4),(5) Due to Affiliates, net 4.4 YIELD(3) PAYOUT RATIO(1) PAYOUT RATIO(1) Total Current Liabilities $122.2 BENEFITS Net Working Capital $55.2 Park Hyatt Beaver Creek Beaver Creek, CO Defend our assets at financing maturity Opportunistic investments in severe economic downturn (1) As of 9/30/2019 (2) The company announced in 10/2/2019 that it will dispose of Ashford Inc.’s shares. Ashford Inc. purchased 19,897 shares for $30, and the remaining 174,983 shares were distributed on a pro-rata basis to Braemar common shareholders and unitholders (3) As of 11/13/2019 Company Presentation // December 2019 (4) Deducts preferred dividends and actual FF&E reserve payments which are between 4% and 5% of hotel revenue and adds back amortization of loan costs 26 (5) GAAP reconciliation in appendix

Debt Maturities The Notary Hotel OVERVIEW Philadelphia, PA 2022 1.6x 4.3% NEXT HARD DEBT FCCR(1) WEIGHTED AVG. MATURITY INTEREST RATE(1) Laddered debt maturities(1) 900 800 700 600 500 millions) 400 $806.5 ($ In($ 300 200 100 $158.5 $0.0 $100.0 0 $0.0 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate Company Presentation // December 2019 (1) As of 9/30/2019 27

Long-Term Trading Premium(1) The top quartile of lodging REITs (by RevPAR) have consistently had higher quality assets and 2.0 traded at a premium relative to other peers over PREMIUM EBITDA TRADING MULTIPLE a long-term 10 year period (TURNS) 25.0x 23.0x 21.0x 19.0x 17.0x 15.0x 13.0x 11.0x 9.0x Fwd. Months 12 EBITDA Multiple 7.0x 5.0x Top Quartile Avg NTM EBITDA Multiple Peer Avg NTM EBITDA Multiple Source: STR, SNL Top Quartile: BEE, PEB, LHO, CHSP, SHO, HT (depending on existence) Company Presentation // December 2019 Peers: AHT, CLDT, DRH, FCH, HT, HPT, HST, INN, RLJ, SHO, APLE, PK, XHR, CHSP, SHO (depending on existence) 28 (1) Data is from 1/1/2006 to 9/30/2019

Valuation Stock Price Performance 2019 - YTD 2018 Comparable RevPAR(1) 160 150 BHR $226 140 130 PEB $205 120 110 100 SHO $192 90 80 DRH $187 BHR SHO DRH PEB TTM CAP RATE(2) TEV / 2019E EBITDA MULTIPLE(2),(3) PRICE / 2019E AFFO / SHARE MULTIPLE(2),(3) 8.5% 8.1% 13.5x 13.2x 14.0x 8.0% 12.7x 8.0% 7.6% 13.0x 7.5% 12.2x 12.0x 7.5% 7.3% 12.5x 12.2x 10.9x 12.0x 11.6x 9.8x 10.2x 7.0% 11.4x 11.5x 10.0x 6.5% 11.0x 8.0x 6.0% 10.5x 6.5x 10.0x 5.5% 6.0x 9.5x 5.0% 9.0x SHO BHR Peer Avg DRH PEB 4.0x SHO BHR Peer DRH PEB BHR PEB DRH Peer Avg SHO Avg (1) As reported by company earnings releases Company Presentation // December 2019 (2) Balance sheet data as of 9/30/2019; stock price as of 11/13/2019, not adjusted for JV interest 29 (3) Based on consensus estimates,

Highly Aligned Management Team 14.3% Management has significant personal wealth invested in the Company 3.7x Insider ownership 3.7x higher than REIT industry average $49M Total dollar value of insider ownership (as of 11/13/2019) 20.0% 18.0% 17.4% 16.0% 14.3% Highly-aligned management team is among 14.0% highest insider equity ownership of publicly- traded Hotel REITs 12.0% 10.6% 10.0% 8.0% 6.5% 6.0% 3.9% 4.0% 3.6% 2.7% 2.3% 1.7% 2.0% 1.6% 1.3% 1.1% 1.0% 0.9% 0.5% 0.0% AHT BHR HT APLE Peer CLDT CHSP INN RLJ XHR PEB HST SHO DRH PK Avg. REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Proxy and Company filings 30 Company Presentation // December 2019 Note insider equity ownership for BHR includes direct interests and interests of related parties

Key Takeaways Highest Quality Portfolio Amongst All Lodging REITs…In The Segment With Greatest Expected Growth Trajectory Bardessono Hotel & Spa Growing Organically: Rigorous Asset Management Yountville, CA While Mining Portfolio for Investment Opportunities Growing Externally: Redeploying Capital into Accretive Acquisitions Pier House Resort Key West, FL Shares Likely Undervalued vs Peers The Ritz-Carlton St. Thomas St. Thomas, USVI Highly Aligned Mgmt. Team That Is a Major Shareholder Company Presentation // December 2019 31

Appendix

Portfolio Performance RevPAR TTM RevPAR TTM Hotel EBITDA Core 2019 Q3 Growth YoY 2019 Q3 Growth YoY Per Room(1) Bardessono 2.1% 5.2% $93.5 Hotel Yountville 8.0% 5.9% $76.9 Ritz-Carlton St. Thomas * * $55.4 Pier House -6.0% 7.3% $81.0 Park Hyatt Beaver Creek -2.9% -4.8% $52.9 Marriott Seattle Waterfront -6.1% -7.8% $40.7 Capital Hilton 2.9% -2.6% $25.4 Sofitel Chicago Magnificent Mile -8.0% -0.6% $19.6 The Notary Hotel -6.5% -14.8% $19.5 Hilton Torrey Pines -5.1% 2.4% $40.3 Ritz-Carlton Sarasota 6.4% -0.1% $48.1 Ritz-Carlton Lake Tahoe 3.6% 2.4% $50.0 Total Core -2.0% -1.9% $38.4 Non-Core Courtyard San Francisco Downtown "The Clancy" -3.3% 8.9% $34.3 Total Portfolio -2.2% -0.6% $38.0 (1) In thousands • Denotes unavailability of data Company Presentation // December 2019 Note: Ritz-Carlton St. Thomas is excluded from these metrics. 33

Reconciliation of Net Income (Loss) to Cash Available for Distribution

BRAEMAR HOTELS & RESORTS

In thousands

	Three Months Ended September 30, 2019	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	TTM Ended September 30, 2019
Net income (loss)	$ (8,954)	$ (5,623)	$ (1,322)	$ (13,913)	$ (29,812)
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,899)	248	(99)	(274)	(2,024)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,465	865	440	1,826	4,596
Preferred dividends	(2,533)	(2,532)	(2,532)	(2,083)	(9,680)
Net income (loss) attributable to common stockholders	(11,921)	(7,042)	(3,513)	(14,444)	(36,920)
Depreciation and amortization on real estate	16,036	17,669	15,904	14,320	63,929
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,465)	(865)	(440)	(1,826)	(4,596)
Equity in (earnings) loss of unconsolidated entities	48	51	50	(27)	122
(Gain) loss on sale of hotel property	1,163	(9)	-	88	1,242
Company's portion of FFO of OpenKey	(51)	(49)	(51)	(78)	(229)
FFO available to common stockholders and OP unitholders	3,810	9,755	11,950	(1,967)	23,548
Series B Cumulative Convertible Preferred Stock dividends	1,708	1,707	1,707	1,707	6,829
Transaction and management conversion costs	506	235	634	2,000	3,375
Other (income) expense	114	139	117	63	433
Interest expense accretion on refundable membership club deposits	213	213	225	300	951
Write-off of loan costs and exit fees	335	-	312	-	647
Amortization of loan costs	1,029	1,003	1,155	1,080	4,267
Unrealized (gain) loss on investments	1,471	4,626	(707)	4,672	10,062
Unrealized (gain) loss on derivatives	754	(654)	872	(721)	251
Non-cash stock/unit-based compensation	2,359	2,021	1,528	1,295	7,203
Legal, advisory and settlement costs	203	75	71	426	775
Advisory services incentive fee	(132)	(1,105)	1,314	(2,241)	(2,164)
Contract modification cost	-	-	-	-	-
Software implementation costs	-	-	-	-	-
Uninsured hurricane and wildfire related costs	-	-	-	-	-
Company's portion of adjustments to FFO of OpenKey	5	8	11	8	27
Adjusted FFO available to the common stockholders and OP unitholders	$ 12,375	$ 18,023	$ 19,189	$ 6,622	$ 56,204
FFE reserve (net of noncontrolling interest)	(5,148)	(5,186)	(5,688)	(4,336)	(20,358)
Series B Cumulative Convertible Preferred Stock dividends	(1,708)	(1,707)	(1,707)	(1,707)	(6,829)
Cash available for distribution to the Company and OP unitholders	$ 5,519	$ 11,130	$ 11,794	$ 579	$ 29,017

Company Presentation // December 2019

34

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA In thousands except room and per room data Three Months Ended Three Months Ended Three Months Ended Three Months Ended TTM Ended September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2019 Net income (loss) $ 9,196 $ 12,770 $ 16,470 $ 6,525 $ 44,961 Non-property adjustments 1,441 (9) - (26) 1,406 Interest income (79) (77) (62) (61) (279) Interest expense 4,829 4,965 4,856 4,342 18,992 Amortization of loan cost 229 209 345 284 1,067 Depreciation and amortization 16,831 18,474 16,686 15,092 67,083 Income tax expense (benefit) (78) 422 115 (353) 106 Non-hotel EBITDA ownership expense 1,048 1,395 1,279 1,147 4,869 Hotel EBITDA including amounts attributable to noncontrolling interest 33,417 38,149 39,689 26,950 138,205 Less: EBITDA adjustments attributable to consolidated noncontrolling interest (1,545) (2,527) (1,866) (1,519) (7,457) Hotel EBITDA attributable to the Company and OP unitholders $ 31,872 $ 35,622 $ 37,823 $ 25,431 $ 130,748 Non-comparable adjustments - 138 606 2,301 3,045 Comparable hotel EBITDA $ 33,417 $ 38,287 $ 40,295 $ 29,251 $ 141,250 Number of Rooms 3,719 Comparable Hotel EBITDA per Room $ 37,981 Company Presentation // December 2019 35

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA In thousands Three Months Ended September 30, 2018 Net income (loss) $ 14,567 Non-property adjustments - Interest income (57) Interest expense 4,100 Amortization of loan cost 279 Depreciation and amortization 14,474 Income tax expense (benefit) (44) Non-hotel EBITDA ownership expense 26 Hotel EBITDA including amounts attributable to noncontrolling interest 33,345 Less: EBITDA adjustments attributable to consolidated noncontrolling interest (1,429) Hotel EBITDA attributable to the Company and OP unitholders $ 31,916 Non-comparable adjustments 2,213 Comparable hotel EBITDA $ 35,558 Company Presentation // December 2019 36

Reconciliation of Net Income to Hotel EBITDA by Property

In thousands

	TTM Ended September 30, 2019													
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total
Net income (loss)	$ 6,105	$ 10,315	$ 895	$ 108	$ 9,383	$ 697	$ 1,528	$ 437	$ 3,852	$ (2,194)	$ (133)	$ 10,630	$ 3,285	$ 44,961
Non-property adjustments	—	—	—	—	—	(9)	—	1,186	—	(23)	—	—	278	1,406
Interest income	(54)	(74)	—	—	—	—	—	(16)	(16)	(68)	—	(50)	(1)	(279)
Interest expense	—	—	—	2,000	9	2,549	3,504	—	—	6,053	1,750	—	3,127	18,992
Amortization of loan cost	—	—	—	137	—	145	275	—	—	314	96	—	100	1,067
Depreciation and amortization	7,811	5,633	6,724	3,001	2,421	2,658	4,205	7,629	9,734	8,472	3,183	4,012	1,600	67,083
Income tax expense (benefit)	—	(44)	—	—	—	—	—	94	—	—	—	—	56	106
Non-hotel EBITDA ownership expense	85	52	519	556	(311)	112	540	405	487	247	537	113	1,527	4,869
Hotel EBITDA including amounts attributable to noncontrolling interest	13,947	15,882	8,138	5,802	11,502	6,152	10,052	9,735	14,057	12,801	5,433	14,705	9,972	138,205
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,486)	(3,971)	—	—	—	—	—	—	—	—	—	—	—	(7,457)
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$ 10,461	$ 11,911	$ 8,138	$ 5,802	$ 11,502	$ 6,152	$ 10,052	$ 9,735	$ 14,057	$ 12,801	$ 5,433	$ 14,705	$ 9,972	$ 130,748
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	3,071	—	—	3,045
Comparable hotel EBITDA	$ 10,461	$ 11,911	$ 8,138	$ 5,800	$ 11,506	$ 6,151	$ 10,052	$ 9,735	$ 14,057	$ 12,801	$ 8,504	$ 14,705	$ 9,972	$ 141,250

Company Presentation // December 2019

37

Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA

In thousands

	Three Months Ended September 30, 2019	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	TTM Ended September 30, 2019
Net income (loss)	$ (8,954)	$ (5,623)	$ (1,322)	$ (13,913)	$ (29,812)
Interest expense and amortization of loan costs	13,646	14,055	14,193	13,712	55,606
Depreciation and amortization	16,831	18,474	16,686	15,092	67,083
Income tax expense (benefit)	155	411	927	(82)	1,411
Equity in (earnings) loss of unconsolidated entity	48	51	50	88	237
Company's portion of EBITDA of OpenKey	(50)	(48)	(49)	(77)	(224)
EBITDA	21,676	27,320	30,485	14,820	94,301
(Gain) loss on sale of hotel property	1,163	(9)	—	(27)	1,127
EBITDAre	22,839	27,311	30,485	14,793	95,428
Amortization of favorable (unfavorable) contract assets (liabilities)	129	118	119	52	418
Transaction and management conversion costs	506	235	634	2,000	3,375
Other (income) expense	114	139	117	63	433
Write-off of loan costs and exit fees	335	—	312	—	647
Unrealized (gain) loss on investments	1,471	4,626	(707)	4,672	10,062
Unrealized (gain) loss on derivatives	754	(654)	872	(721)	251
Non-cash stock/unit-based compensation	2,359	2,021	1,528	1,295	7,203
Legal, advisory and settlement costs	203	75	71	426	775
Advisory services incentive fee	(132)	(1,105)	1,314	(2,241)	(2,164)
Company's portion of adjustments to EBITDAre of OpenKey	4	7	11	8	30
Adjusted EBITDAre	$ 28,582	$ 32,773	$ 34,756	$ 20,347	$ 116,458

Company Presentation // December 2019

38